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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023
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1STDIBS.COM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-40453	94-3389618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Astor Place, 3rd Floor New York, New York 10003
(Address of principal executive offices, including zip code)

(212) 627-3927
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DIBS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 2.05 Costs Associated with Exit or Disposal Activities.

On June 28, 2023, 1stdibs.com, Inc. (the “Company”) announced a workforce reduction designed to reduce operating costs and realign investment priorities. This reduction is expected to represent approximately 20% of the Company’s current global workforce.

As a result of the reduction, the Company estimates that it will incur approximately $1.9 million - $2.2 million in non-recurring restructuring charges, consisting primarily of employee severance and benefits costs. The Company expects that substantially all of the restructuring charges will be incurred in the second quarter of 2023.

Potential position eliminations in each country are subject to local law and consultation requirements. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2023, the Company determined that the employment of Ross Paul, the Company’s Chief Technology Officer and a named executive officer, would be terminated as part of the above-referenced workforce reduction, with such termination effective June 30, 2023. In connection with his termination of employment, Mr. Paul is eligible to receive the severance payments and benefits under Section 4(a) of the Company’s Executive Severance Plan (the “Severance Plan”) in accordance with the terms and conditions of the Severance Plan, including that Mr. Paul execute and not revoke a release of claims in favor of the Company which Mr. Paul executed on June 28, 2023.

On June 28, 2023, to facilitate his transition, the Company entered into an advisory agreement with Mr. Paul pursuant to which he will advise the Company on various matters until December 31, 2023 (unless terminated earlier by the Company at any time, with or without cause). All of Mr. Paul’s previously issued equity incentive awards will continue to vest during the term of the advisory agreement. Further, in consideration of such services, the Company and Mr. Paul agreed that, in the event that his service is terminated by the Company without Cause, as defined in the Severance Plan, during the term of the advisory agreement, all of Mr. Paul’s previously issued equity incentive awards that are unvested as of the effective date of such termination that would have vested on or prior to December 31, 2023 had Mr. Paul remained in service on the applicable vesting dates will immediately vest upon the effective date of such termination and the remaining unvested equity awards will be subject to the treatment described below. Additionally, in consideration of Mr. Paul’s advisory services, the Company and Mr. Paul agreed that, in the event that a Change in Control, as defined in the Severance Plan, is consummated on or prior to December 31, 2023 and Mr. Paul is providing services to the Company on such date or his service has been terminated by the Company without Cause prior to the date on which the Change in Control is consummated, Mr. Paul will be entitled to receive the “change in control benefits” set forth in Section 4(c) of the Severance Plan as if his employment was terminated within 12 months after a Change in Control (the “Change in Control Benefits”) subject to, and in accordance with, the terms and conditions of the Severance Plan; provided, however, that (a) any payments and/or benefits payable or to be provided to Mr. Paul under Section 4(c) of the Severance Plan will be offset by any payments and/or benefits previously paid or provided to him under Section 4(a) of the Severance Plan such that there will be no duplication of payments or benefits; (b) to give effect to the foregoing, if Mr. Paul’s service is terminated for any reason other than for Cause on or prior to December 31, 2023, the remaining unvested equity awards shall remain outstanding (but unvested) until the earliest to occur of (i) the original expiration date of the equity award, (ii) December 31, 2023 and (iii) the date on which the Change in Control is consummated and (c) if the Company subsequently determines that it had grounds to terminate Mr. Paul’s employment for Cause (as defined in the Severance Plan) had it known of all of the relevant facts as of the date of his termination of employment, Mr. Paul will not be eligible to receive the Change in Control Benefits.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included or incorporated by reference in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements may be identified by terms such as “continue,” “could,” “designed to,” “estimates,” “expects,” “intends,” “may,” “potential,” “will,” and “would,” or the negative of such terms or other variations or comparable terminology, although not all forward-looking statements may contain such terms. These forward-looking statements include, without limitation, statements regarding the estimated size, parameters, timing, implementation, and impact of the workforce reduction plan, and the estimated charges and expenses expected to be recognized and incurred in connection therewith and the timing thereof. These forward-looking statements are based on the Company’s current expectations and projections about future events and various assumptions, and are not a guarantee that the Company will actually achieve the results, objectives, intentions, or expectations disclosed in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties or other assumptions, many of which are beyond the Company’s control, that may cause actual results to differ materially from those expressed or implied by these forward-looking statements. These forward-looking statements are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Accordingly, you should not place undue reliance on such forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Advisory Agreement, dated June 28, 2023, between the Company and Mr. Paul
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

1STDIBS.COM, INC.

Dated:	June 28, 2023	/s/ David S. Rosenblatt
David S. Rosenblatt Chief Executive Officer